                         SECOND SUPPLEMENTAL INDENTURE (this "Second
                    Supplemental Indenture") dated as of December 5, 2003, among
                    KELSEY-HAYES COMPANY, KELSEY-HAYES HOLDINGS INC., KH
                    HOLDINGS, INC., LAKE CENTER INDUSTRIES TRANSPORTATION, INC.,
                    LUCAS AUTOMOTIVE INC., LUCASVARITY AUTOMOTIVE HOLDING
                    COMPANY, TRW AUTO HOLDINGS INC., TRW AUTOMOTIVE (LV) CORP.,
                    TRW AUTOMOTIVE FINANCE (LUXEMBOURG), S.A.R.L., TRW
                    AUTOMOTIVE HOLDING COMPANY, TRW AUTOMOTIVE J.V. LLC, TRW
                    AUTOMOTIVE SAFETY SYSTEMS ARKANSAS INC., TRW AUTOMOTIVE U.S.
                    LLC, TRW COMPOSANTS MOTEURS INC., TRW EAST INC., TRW
                    OCCUPANT RESTRAINTS SOUTH AFRICA INC., TRW ODYSSEY INC., TRW
                    OVERSEAS INC., TRW POWDER METAL INC., TRW SAFETY SYSTEMS
                    INC., TRW TECHNAR INC., TRW VEHICLE SAFETY SYSTEMS INC.,
                    VARITY EXECUTIVE PAYROLL, INC., WORLDWIDE DISTRIBUTION
                    CENTERS, INC. (each, a "Guarantor"), each a subsidiary of
                    TRW AUTOMOTIVE INC., a Delaware corporation (formerly known as TRW AUTOMOTIVE ACQUISITION CORP.) (the "Company"), and
                    THE BANK OF NEW YORK, a New York banking corporation, as
                    trustee under the indenture referred to below (the
                    "Trustee").

                              W I T N E S S E T H :

         WHEREAS the Company has heretofore executed and delivered to the
Trustee an Indenture (the "Indenture") dated as of February 18, 2003, providing for the issuance of the Company's 11 3/4% Senior Subordinated Notes due 2013
(the "Securities"), initially in the aggregate principal amount of
(eurodollar)125,000,000; and

         WHEREAS pursuant to Section 9.01, subsection (1) of the Indenture, the
Trustee, the Company and the Guarantors are authorized to execute and deliver this Second Supplemental Indenture without notice to or consent of any Holder
(as defined under the Indenture);

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each
Guarantor, the Company, and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

         1. Amendment to Section 2.04(a): Registrar and Paying Agent. Section
2.04(a) of the Indenture is hereby amended by deleting Section 2.04(a) in its entirety and replacing it with the following text in lieu thereof as follows:

         "The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying
Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The

                                                                               2

Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent, and the term "Registrar" includes any co-registrars. The Company initially appoints the
Trustee as (i) Registrar and Paying Agent in connection with the Securities, and
(ii) the Securities Custodian with respect to the Global Securities. The Company initially appoints The Bank of New York, London Branch, as co-registrar and co-paying agent."

         2. Amendment to Appendix A: Section 1.1. Section 1.1 of Appendix A is
hereby amended as follows:

         (a) The definition of "Depositary" shall be deleted in its entirety and replaced with the following text in lieu thereof:

         "Depositary" means The Depository Trust Company, its nominees and their respective successors, or when issued with respect to any Securities in connection with a Registered Exchange offer, the Common Depositary

         (b) The following text shall be inserted after the definition of
"Clearstream":

         "Common Depositary" means The Bank of New York, London Branch, as common depositary for Euroclear and Clearstream or another Person designated as common depositary by the Company, which Person must be a clearing agency registered under the Exchange Act.

         3. Amendment to Exhibit B: Form of Exchange Security.

         (a) Form of Face of Exchange Security contained in Exhibit B is hereby amended by deleting it in its entirety and replacing it with the following text:

                       [FORM OF FACE OF EXCHANGE SECURITY]
                           [Global Securities Legend]

              UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
REPRESENTATIVE OF [THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"),
NEW YORK, NEW YORK] [THE BANK OF NEW YORK, LONDON BRANCH,] TO THE COMPANY OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS REGISTERED IN [THE NAME OF CEDE & CO. OR SUCH OTHER NAME] [A NAME] AS
IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [DTC] [THE BANK OF NEW YORK,
LONDON BRANCH,] (AND ANY PAYMENT IS MADE TO [CEDE & CO., OR TO SUCH OTHER]
[SUCH] OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [DTC]
[THE BANK OF NEW YORK, LONDON BRANCH,]), ANY TRANSFER, PLEDGE OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE
REGISTERED OWNER HEREOF, [CEDE & CO.], HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN
WHOLE, BUT NOT IN PART, TO [DTC, TO NOMINEES OF

                                                                               3

DTC] [THE COMMON DEPOSITARY, TO NOMINEES OF THE COMMON DEPOSITARY] OR TO A
SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS
GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE
RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                                                                               4

No.
(eurodollar)_________

                    11 3/4% Senior Subordinated Note due 2013

                                                               CUSIP No. _______

                                                               ISIN No. _______

         TRW AUTOMOTIVE ACQUISITION CORP., a Delaware corporation, promises to
pay to [Cede & Co.] [                ], or registered assigns, the principal sum
[of          Euros] [listed on the Schedule of Increases or Decreases in Global
Security attached hereto](1) on February 15, 2013.

Interest Payment Dates:  February 15 and August 15.

Record Dates:  February 1 and August 1.

---------------
         1    Use the Schedule of Increases and Decreases language if Note is in
Global Form.

                                                                               5

Additional provisions of this Security are set forth on the other side of this
Security.

         IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                                 TRW AUTOMOTIVE ACQUISITION
                                                 CORP.

                                                 by
                                                    --------------------------
                                                    Name:
                                                    Title:

Dated:

TRUSTEE'S CERTIFICATE OF
         AUTHENTICATION

BANK OF NEW YORK,

         as Trustee, certifies that
         this is one of the Securities
         referred to in the Indenture.

         By

         ----------------------
         Authorized Signatory

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

----------------
         * / If the Security is to be issued in global form, add the Global
Securities Legend and the attachment from Exhibit A captioned "TO BE ATTACHED TO
GLOBAL SECURITIES - SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY".

                                                                               6

         (b) Form of Reverse Side of Exchange Security contained in Exhibit B is hereby amended by deleting Sections 2 and 3 in their entireties and replacing them with the following texts in lieu thereof:

2.  Method of Payment

         The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders at the close of business on the February 1 or August 1 next preceding the interest payment date even if
Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal, premium, if any, and interest in money of the European Union that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the
Securities represented by a Global Security (including principal, premium and interest) shall be made by wire transfer of immediately available funds to the accounts specified by [The Depository Trust Company] [The Bank of New York,
London Branch] or any successor depositary. The Company will make all payments in respect of a certificated Security (including principal, premium, if any, and interest), at the office of the Paying Agent, except that, at the option of the
Company, payment of interest may be made by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the
Securities may also be made, in the case of a Holder of at least
(eurodollar)1,000,000 aggregate principal amount of Securities, by wire transfer to a euro account maintained by the payee with a bank in a member state of the
European Union if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.  Paying Agent and Registrar

         Initially, [The Bank of New York, a New York banking corporation (the
"Trustee")] [The Bank of New York, London Branch], will act as Paying Agent and
Registrar. The Company may appoint and change any Paying Agent or Registrar without notice. The Company or any of its domestically incorporated Wholly Owned
Subsidiaries may act as Paying Agent or Registrar.

                                                                               7

         4. Ratification of Indenture; Supplemental Indentures Part of
Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

         5. Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         6. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and the
Guarantors and not of the Trustee.

         7. Counterparts. The parties may sign any number of copies of this
Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         8. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Supplemental Indenture to be duly executed as of the date first above written.

                           KELSEY-HAYES COMPANY

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Treasurer

                           KELSEY-HAYES HOLDINGS INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Treasurer

                           KH HOLDINGS, INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Treasurer

                           LAKE CENTER INDUSTRIES TRANSPORTATION, INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Secretary

                           LUCAS AUTOMOTIVE INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Treasurer

                           LUCASVARITY AUTOMOTIVE HOLDING COMPANY

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Chief Financial
                                     Officer

                           TRW AUTO HOLDINGS INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Chief Financial
                                     Officer

                           TRW AUTOMOTIVE (LV) CORP.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Treasurer

                           TRW AUTOMOTIVE FINANCE (LUXEMBOURG), S.A.R.L.

                           By         /s/ Graham Plumley
                              ----------------------------
                              Name:  Graham Plumley
                              Title: Sole Manager

                           TRW AUTOMOTIVE HOLDING COMPANY

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Treasurer

                           TRW AUTOMOTIVE J.V. LLC

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Chief Financial
                                     Officer

                           TRW AUTOMOTIVE SAFETY SYSTEMS ARKANSAS INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Treasurer

                           TRW AUTOMOTIVE U.S. LLC

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Chief Financial
                                     Officer

                           TRW COMPOSANTS MOTEURS INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Treasurer

                           TRW EAST INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Treasurer

                           TRW OCCUPANT RESTRAINTS SOUTH AFRICA INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Treasurer

                           TRW ODYSSEY INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Treasurer

                           TRW OVERSEAS INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Treasurer

                           TRW POWDER METAL INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Treasurer

                           TRW SAFETY SYSTEMS INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Treasurer

                           TRW TECHNAR INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Treasurer

                           TRW VEHICLE SAFETY SYSTEMS INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Vice President and Chief Financial
                                     Officer

                           VARITY EXECUTIVE PAYROLL, INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:  Joseph S. Cantie
                              Title: Treasurer

                           WORLDWIDE DISTRIBUTION CENTERS, INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:   Joseph S. Cantie
                              Title:  Vice President and Assistant Secretary

                           TRW AUTOMOTIVE INC.

                           By         /s/ Joseph S. Cantie
                              ----------------------------
                              Name:   Joseph S. Cantie
                              Title:  Vice President and Chief Financial
                                             Officer

                           THE BANK OF NEW YORK, AS TRUSTEE

                           By         /s/ Luis Perez
                              ----------------------------
                              Name:   Luis Perez
                              Title:  Assistant Vice President